UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 20, 2013

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                            Entry into a Material Definitive Agreement

The description of the amendment to the Credit Agreement under Item 2.03 below is incorporated in this Item 1.01 by reference.

Item 2.03.                            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 20, 2013, Global Operating LLC, a Delaware limited liability company (“OLLC”), Global Companies LLC, a Delaware limited liability company (“Global”), Global Montello Group Corp., a Delaware corporation (“Montello”), Glen Hes Corp., a Delaware corporation (“Glen Hes”), Chelsea Sandwich LLC, a Delaware limited liability company (“Chelsea LLC”), GLP Finance Corp., a Delaware corporation (“Finance”), Global Energy Marketing LLC, a Delaware limited liability company (“GEM”), Global Energy Marketing II LLC, a Delaware limited liability company (“GEM II”) and Alliance Energy LLC, a Massachusetts limited liability company (“Alliance,” and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM and GEM II, the “Borrowers”), Global Partners LP, a Delaware limited partnership (the “MLP”), Global GP LLC, a Delaware limited liability company (the “GP” and, together with the MLP, the “Original Guarantors”), the Lenders (as defined in the Credit Agreement) and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, entered into a Twelfth Amendment to Amended and Restated Credit Agreement (the “Twelfth Amendment”), which amended the Amended and Restated Credit Agreement dated May 14, 2010 (as amended, the “Credit Agreement”).

Pursuant to the Twelfth Amendment, the Combined Senior Secured Leverage Ratio shall not be greater than (a) 3.50:1.00 as at the end of each of the fiscal quarters ending March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, (b) 3.25:1.00 as at the end of the fiscal quarter ending March 31, 2014, (c) 3.00:1.00 as at the end of the fiscal quarter ending June 30, 2014 and (d) 2.75:1.00 as at the end of the fiscal quarter ending September 30, 2014 and for each fiscal quarter ending thereafter.

All other material terms of the Credit Agreement remain the same as disclosed in the MLP’s Annual Report on Form 10-K for the year ended December 31, 2012.  The foregoing description of the Twelfth Amendment does not purport to be complete and is qualified in its entirety by reference to the Twelfth Amendment, a copy of which is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit

10.1

Twelfth Amendment to Amended and Restated Credit Agreement, dated as of September 20, 2013, by and among the Borrowers, the Original Guarantors, the Lenders and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: September 25, 2013	By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1

Twelfth Amendment to Amended and Restated Credit Agreement, dated as of September 20, 2013, by and among the Borrowers, the Original Guarantors, the Lenders and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer.